UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2017

Education Realty Trust, Inc.
Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Education Realty Trust, Inc. (the “Company”) intends to present an overview of the Company to analysts, stockholders and prospective stockholders (the “NAREIT Investor Presentation”) at REITWeek® 2017, NAREIT’s Investor Forum, which will be held June 6-8, 2017 at the New York Hilton Midtown in New York, New York (“REITWeek”). A copy of the NAREIT Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, the Company will discuss updated portfolio preleasing statistics for the 2017/2018 academic year in connection with the NAREIT Investor Presentation at REITWeek. A copy of such information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Same-community preleasing occupancy was 85.2% for the 2017/2018 academic year, compared to 84.5% in the prior year. The same-community portfolio is projected to open the 2017-2018 lease-term with occupancy flat and a 2.5% to 3.5% increase in rates, resulting in rental revenue growth in the range of 2.5% to 3.5%.

The Company believes that certain statements in the information set forth in Exhibits 99.1 and 99.2 may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission, including under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update or revise forward-looking statements.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 and 99.2 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	NAREIT Investor Presentation
99.2	2017/2018 Preleasing Statistics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: June 5, 2017	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

Date: June 5, 2017	EDUCATION REALTY OPERATING PARTNERSHIP, LP

By: EDUCATION REALTY OP GP, INC., its general partner

By: /s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	NAREIT Investor Presentation
99.2	2017/2018 Preleasing Statistics